UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2017 (August 15, 2017)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On August 24, 2017, E*TRADE Financial Corporation (the “Company”) issued $600 million aggregate principal amount of its 2.950% Senior Notes due 2022 (the “2022 Notes”) and $400 million aggregate principal amount of its 3.800% Senior Notes due 2027 (the “2027 Notes” and, together with the 2022 Notes, the “Notes”) pursuant to an Indenture dated August 24, 2017 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the First Supplemental Indenture thereto dated August 24, 2017 (the “First Supplemental Indenture”) and the Second Supplemental Indenture thereto dated August 24, 2017 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”).

The aggregate public offering price of the Notes was $999 million and the estimated net proceeds to the Company was approximately $991 million after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company will use the net proceeds, together with the Company’s existing corporate cash, to redeem in full the $540 million outstanding principal amount of the Company’s outstanding 5.375% Senior Notes due 2022 (the “Existing 2022 Notes”) and the $460 million outstanding principal amount of the Company’s outstanding 4.625% Senior Notes due 2023 (the “Existing 2023 Notes” and, together with the Existing 2022 Notes, the “Existing Notes”) and to pay the associated redemption premiums, accrued and unpaid interest and related fees and expenses. On August 15, 2017, the Company requested that the trustee for the Existing Notes give notice of redemption in the Company’s name to the holders of the Existing Notes pursuant to Sections 4.01, 4.02 and 4.03 of each of the second supplemental indenture and third supplemental indenture to that certain indenture dated November 14, 2012 between the Company and The Bank of New York Mellon Trust Company, N.A, as trustee. The Company expects to redeem the Existing Notes on August 25, 2017.

The offering of the Notes was registered pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-203953), which became effective upon filing with the Securities and Exchange Commission on May 7, 2015 and was amended on February 22, 2017. The sale of the Notes was pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated August 15, 2017 between the Company and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

The above descriptions of the Indenture and the Notes are qualified in their entirety by reference to the text of the Base Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, the First Supplemental Indenture (including the form of the Notes included therein), a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K, and the Second Supplemental Indenture (including the form of the Notes included therein), a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K, each of which is incorporated by reference into the Registration Statement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement. A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1*	Underwriting Agreement dated August 15, 2017 between E*TRADE Financial Corporation and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC

4.1*	Indenture, dated as of August 24, 2017, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2*	First Supplemental Indenture, dated as of August 24, 2017, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3*	Second Supplemental Indenture, dated as of August 24, 2017, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.4*	Form of 2.950% Senior Notes due 2022 (included in Exhibit 4.2)

4.5*	Form of 3.800% Senior Notes due 2027 (included in Exhibit 4.3)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

*Filed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: August 24, 2017	By:	/s/ Lori Sher
Name: Lori Sher
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Underwriting Agreement dated August 15, 2017 between E*TRADE Financial Corporation and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC

4.1*	Indenture, dated as of August 24, 2017, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2*	First Supplemental Indenture, dated as of August 24, 2017, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3*	Second Supplemental Indenture, dated as of August 24, 2017, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.4*	Form of 2.950% Senior Notes due 2022 (included in Exhibit 4.2)

4.5*	Form of 3.800% Senior Notes due 2027 (included in Exhibit 4.3)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

*Filed herein.